                               UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                 FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): March 27, 2006

                         DOW JONES & COMPANY, INC.

           (Exact name of registrant as specified in its charter)

         DELAWARE                  1-7564            13-5034940

      (State or other         (Commission File    (I.R.S. Employer

       jurisdiction               Number)          Identification No.)

     of incorporation)

      200 Liberty Street, New York, New York         10281

     (Address of principal executive offices)      (ZIP CODE)

     Registrant's telephone number, including area code: (212) 416-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17

    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17

    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

    Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 27, 2006, Dow Jones entered into a $250,000,000 18-Month Credit Agreement (the “Credit Agreement”), among Dow Jones, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement, and JPMorgan Chase Bank, N.A., as administrative agent.

The Credit Agreement is supporting the commercial paper that Dow Jones is using in connection with funding the settlement of the Company’s litigation with Cantor Fitzgerald Securities and Market Data Corp.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1

$250,000,000 18-Month Credit Agreement, dated as of March 27, 2006, among Dow Jones & Company, Inc., as Borrower, the several lenders from time to time parties thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOW JONES & COMPANY, INC.

Date:	March 28, 2006	By:	/s/ Christopher W. Vieth
Christopher W. Vieth
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1

$250,000,000 18-Month Credit Agreement, dated as of March 27, 2006, among Dow Jones & Company, Inc., as Borrower, the several lenders from time to time parties thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent